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                                   EXHIBIT 6


                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-63731 for ITT Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One on Form S-6.

                                                      /s/ Arthur Andersen LLP

Hartford, Connecticut
April 14, 1997